Exhibit 99.2

Aspen Technology Announces Financial Results
for First and Second Quarters of Fiscal 2005

CAMBRIDGE, Mass.—March 15, 2005—Aspen Technology, Inc. (Nasdaq: AZPNE), the leading provider of software and services to the process industries, today reported financial results for its quarters ended September 30, 2004 and December 31, 2004, the first two quarters of fiscal 2005. Additionally, the Company announced in a separate press release that the Audit Committee of the Company's Board of Directors has completed its previously announced investigation and that the Company has restated its financial results for each of the fiscal years ended June 30, 2000 through June 30, 2004.

Total revenues for the quarter ended September 30, 2004 totaled $63.3 million, with software license revenues of $25.3 million and services revenues of $38.0 million. On a generally accepted accounting principles in the United States (GAAP) basis, the Company reported a net loss for the quarter of $33.6 million, or $0.80 per diluted share, which included restructuring charges and FTC legal costs of $21.5 million. On a non-GAAP basis, excluding these charges, litigation defense and settlement costs, the gain on the sale of the AXSYS product line, amortization of intangibles, and preferred stock dividend and discount accretion, the Company reported a loss of $3.7 million, or $0.04 per diluted share, for the quarter ended September 30, 2004.

Total revenues for the quarter ended December 31, 2004 totaled $71.6 million, with software license revenues of $36.7 million and services revenues of $34.9 million. The Company more than doubled the number of software license transactions of approximately $1 million or greater from the preceding quarter. On a GAAP basis, the Company reported a net loss for the quarter of $6.7 million, or $0.16 per diluted share. On a non-GAAP basis, excluding restructuring charges and FTC legal costs, fees related to the Audit Committee review, litigation defense and settlement costs, one-time contract termination costs, amortization of intangibles, and preferred stock dividend and discount accretion, the Company reported net income of $3.3 million, or $0.04 per share, for the quarter ended December 31, 2004.

"The sequential rebound of our software license revenues during the December quarter was significant given the multiple challenges facing the Company, and we believe it demonstrates AspenTech's strategic position within process manufacturers," said Mark Fusco, President and Chief Executive Officer of Aspen Technology. "With the completion of our settlement with the FTC and our restatement of financial results, our entire management team is finally in a position to focus all of its efforts on executing our business strategy. My top priority as the new CEO of AspenTech is now to improve the Company's operations so that we can deliver on the potential of our aspenONE solutions for the Enterprise Operations Management market. We will concentrate our efforts on better serving our customers, which we believe will enable us to grow our revenues and improve our profitability over time."

Focus on Integrated Solutions

        "We are focused on taking advantage of the momentum initiated at our AspenWorld Conference in October 2004," said Fusco. "The feedback from our customers has been very positive about the launch of aspenONE, the first comprehensive set of software solutions for the Enterprise Operations Management market. Our aspenONE solutions provide process manufacturers with integrated systems designed to optimize their efficiency and profitability across the process manufacturers' global enterprises.

"We are now able to offer a unique value proposition and a significant return on investment based on solutions that support our customers' integrated business processes. I am confident in the long-term direction of AspenTech given the interest shown in aspenONE, the continued strength of our customers' businesses, our new solutions, and our continuing implementation of new initiatives to improve our internal business processes and execution."

During the first six months of fiscal 2005, AspenTech signed significant software license agreements with BP, Bayer, Bechtel, DSM, Fluor, Owens Corning, Pfizer, and Solutia. Approximately 70% of the Company's software license revenue during that period was associated with the Company's engineering solutions. Licenses with companies in the petroleum industry and engineering and construction industry made the most significant contributions to the Company's software revenue performance in the first six months of the fiscal year.

Improved Cost Structure

        During the second quarter of fiscal 2005, the Company's management continued efforts to reduce the Company's expense infrastructure. On a GAAP basis, the Company's total expenses were $76.3 million. On a non-GAAP basis, excluding restructuring charges and FTC legal costs, fees related to the Audit Committee review, litigation defense and settlement costs, one-time contract termination costs, amortization of intangibles, and preferred stock dividend and discount accretion, the Company's total expenses were $69.9 million, down $2.9 million from last year. Management believes it will be able to leverage its improved operating model to improve the Company's profitability over the next twelve to eighteen months.

"We have worked diligently to put the Company in a position to drive significantly improved levels of profitability," said Charles Kane, Senior Vice President and Chief Financial Officer of Aspen Technology. "We are continuing to evaluate ways to capture organizational efficiencies by eliminating excess facilities charges and improving our business processes and organizational efficiency. A major focus of the Company for the remainder of the year will be to strengthen our balance sheet further, which has already improved dramatically over the past 18 months, with our increase in cash and decrease in debt."

Customer Service Award

        During the quarter ended December 31, 2004, AspenTech received a Hall of Fame lifetime achievement award from the Service and Support Professionals Association (SSPA) as a result of the Company's receipt of a fifth straight "STAR" award for delivering outstanding customer service. This achievement recognizes that AspenTech has consistently delivered world-class technical support and customer service, and reflects the Company's commitment to continuously improving its support offerings. AspenTech believes that its ability to help customers capture value with complex solutions and outstanding customer support continues to be an important competitive differentiator in the marketplace.

Conference Call and Webcast

        The Company will hold a conference call and webcast to discuss its financial results, the results of its Audit Committee review and financial restatement, the status and outlook for the Company's business, and related corporate and financial matters at 5:45 p.m. Eastern time on March 15, 2005. The live dial-in number for the call is 877-239-3024. Interested parties may also listen to a live webcast of the call by logging on to AspenTech's website: http://www.aspentech.com and clicking on the "webcast" link under the investor relations section of the site. A replay of the call will be archived on AspenTech's website and will also be available for 72 hours via telephone, beginning 8:30 p.m. Eastern time on March 15, 2005, by dialing (800) 642-1687 and entering confirmation code 4697408.

Non-GAAP Results

        AspenTech reports non-GAAP financial results, which exclude certain non-operational, non-cash and other specified charges that management generally does not consider in evaluating the Company's ongoing operations. These results are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States (known as "GAAP"). Management believes these non-GAAP measures help indicate underlying trends in the Company's business, and uses these measures to establish budgets and operational goals that are communicated internally and externally, to manage the Company's business and to evaluate its performance. A reconciliation of non-GAAP to GAAP is included in the attached condensed consolidated financial statements.

About AspenTech

        Aspen Technology, Inc. provides industry-leading software and implementation services that enable process companies to use simulation models to increase efficiency and profitability. aspenONE™, a new generation of software solutions and services from AspenTech, represents a major step forward in helping process manufacturers achieve their strategic operational excellence initiatives. The first comprehensive offering to address the demands of the Enterprise Operations Management (EOM) market, aspenONE provides companies with integrated systems that enable them to manage and optimize their operational performance. Over 1,500 companies license on AspenTech's software, including Aventis, Bayer, BASF, BP, ChevronTexaco, Dow Chemical, DuPont, ExxonMobil, Fluor, GlaxoSmithKline, Shell, and Total. For more information, visit www.aspentech.com.

The last sentence of the fourth paragraph and last sentence of the eighth paragraph of this press release contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech's expectations based on a number of risks and uncertainties, including: AspenTech has identified material weakness in its internal controls with respect to software license revenue recognition, that, if not remedied effectively, could result in material misstatements; AspenTech's lengthy sales cycle which makes it difficult to predict quarterly operating results; fluctuations in AspenTech's quarterly operating results; AspenTech's dependence on customers in the cyclical chemicals, petrochemicals and petroleum industries; AspenTech's ability to raise additional capital as required; intense competition; AspenTech's need to develop and market products successfully; reliance on relationships with strategic partners; and other risk factors described from time to time in AspenTech's periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech undertakes no obligation to update the forward-looking statements after the date of this press release.

—financial tables follow—

ASPEN TECHNOLOGY, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2004	September 30, 2003
REVENUES:
Software licenses	$25,273	$38,144
Service and other	37,997	42,265

Total revenues	63,270	80,409

COST OF REVENUES:
Cost of software licenses	3,941	3,617
Cost of service and other	22,108	24,382
Amortization of technology related intangible assets	1,774	1,832

Total cost of revenues	27,823	29,831

Gross profit	35,447	50,578
OPERATING COSTS:
Selling and marketing	22,375	23,957
Research and development	12,183	16,006
General and administrative (includes litigation defense and settlement costs of $3,465 and $0 for the three months ended September 30, 2004 and 2003, respectively)(2)	10,427	6,872
Restructuring charges and FTC legal costs	21,508	—
Loss (gain) on sales and disposals of assets	(362)	(302)

Total operating costs	66,131	46,533

Income (loss) from operations	(30,684)	4,045
Other income (expense), net	(393)	(691)
Interest income, net	654	682

Income (loss) before provision for income taxes	(30,423)	4,036
Provision for income taxes	340	(411)

Net income (loss)	(30,083)	3,625
Accretion of preferred stock discount and dividend(1)	(3,528)	3,852

Net income (loss) applicable to common stockholders	$(33,611)	$7,477

EARNINGS PER SHARE:
Basic net income (loss) per common share	$(0.80)	$0.19

Diluted net income (loss) per common share	$(0.80)	$0.15

Weighted average shares outstanding—Basic	41,796	39,772

Weighted average shares outstanding—Diluted	41,796	59,437

PRO FORMA (NON-GAAP) EARNINGS PER SHARE:
Pro forma (non-GAAP) net income excludes Accretion of preferred stock discount and dividend, Amortization of technology related intangible assets, Litigation defense and settlement costs, Restructuring charges and FTC legal costs, and gain on sale of the AXSYS product line. Pro forma (non-GAAP) weighted average shares outstanding assumes the conversion of the Series D preferred stock to common stock.
Net income (loss)	$(3,670)	$5,457

Diluted earnings (loss) per share	$(0.04)	$0.09

Weighted average shares outstanding—diluted	86,590	59,437

(1)
Detail of this amount is provided on the reconciliation of net income (loss) to pro forma (non-GAAP) net income.

(2)
This parenthetical reference will not be presented in our Form 10-K.

Supplemental information—

	Three Months Ended
	September 30, 2004	September 30, 2003
Reconciliation of total expenses to pro forma (non-GAAP) total expenses
Total expenses (cost of revenues and operating costs)	$93,954	$76,364
Adjustments to total expenses (cost of revenues and operating costs)
Amortization of technology related intangible assets	(1,774)	(1,832)
Litigation defense and settlement costs, included in General and Administrative costs	(3,465)	—
Restructuring charges and FTC legal costs	(21,508)	—
Gain on sale of AXSYS product line, included in Loss (gain) on sales and disposals of assets	334	—

Pro forma (non-GAAP) total expenses (cost of revenues and operating costs)	$67,541	$74,532

Reconciliation of net income (loss) to pro forma (non-GAAP) net income (loss)
Net income (loss) applicable to common stockholders	$(33,611)	$7,477
Adjustments to net income (loss) applicable to common stockholders
Net effect of adjustments to cost of revenues and operating costs	26,413	1,832
Preferred stock discount and dividend accretion	3,528	2,600
Gain on conversion of Series B redeemable preferred stock	—	(6,452)

Pro forma (non-GAAP) net income (loss)	$(3,670)	$5,457

ASPEN TECHNOLOGY, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands)

	September 30, 2004	June 30, 2004
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$92,555	$107,677
Accounts receivable, net	47,611	50,874
Unbilled services	17,481	15,518
Current portion of long-term installments receivable, net	25,482	25,244
Deferred tax asset	266	31
Prepaid expenses and other current assets	8,584	10,084

Total current assets	191,979	209,428

Long-term installments receivable, net	55,018	65,527
Equipment and leasehold improvements, net	17,325	18,664
Computer software development costs, net	17,018	16,863
Intangible assets, net	32,291	34,307
Purchased intellectual property, net	1,154	1,295
Deferred tax asset	2,586	2,492
Other assets	3,147	3,158

Total assets	$320,518	$351,734

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Current portion of long-term debt	$58,366	$58,595
Accounts payable and accrued expenses	71,310	83,115
Unearned revenue	18,910	18,051
Deferred revenue	30,689	33,462
Deferred tax liability	424	325

Total current liabilities	179,699	193,548

Long-term debt, less current maturities	1,628	1,952
Deferred revenue, less current portion	4,485	5,363
Deferred tax liability	4,240	4,220
Other liabilities	23,262	11,527

Redeemable preferred stock	110,289	106,761
Total stockholders' equity (deficit)	(3,085)	28,363

Total liabilities and stockholders' equity (deficit)	$320,518	$351,734

ASPEN TECHNOLOGY, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003
REVENUES:
Software licenses	$36,732	$38,856	$62,005	$77,000
Service and other	34,893	42,886	72,890	85,151

Total revenues	71,625	81,742	134,895	162,151

COST OF REVENUES:
Cost of software licenses	4,731	4,315	8,672	7,932
Cost of service and other	21,913	24,246	44,021	48,628
Amortization of technology related intangible assets	1,778	1,842	3,552	3,674

Total cost of revenues	28,422	30,403	56,245	60,234

Gross profit	43,203	51,339	78,650	101,917
OPERATING COSTS:
Selling and marketing	23,401	23,651	45,776	47,608
Research and development	11,574	14,294	23,757	30,300
General and administrative (includes litigation defense and settlement costs and one-time contract termination costs of $4,460, $0, $6,854 and $0 for the three months ended December 31, 2004 and 2003 and six months ended December 31, 2004 and 2003, respectively)(2)	12,694	6,607	23,121	13,479
Restructuring charges and FTC legal costs	219	2,000	21,727	2,000
Loss (gain) on sales and disposals of assets	5	(377)	(357)	(679)

Total operating costs	47,893	46,175	114,024	92,708

Income (loss) from operations	(4,690)	5,164	(35,374)	9,209
Other income (expense), net	351	246	(42)	(445)
Interest income, net	657	855	1,311	1,537

Income (loss) before provision for income taxes	(3,682)	6,265	(34,105)	10,301
Benefit from (provision for) income taxes	573	(1,578)	913	(1,989)
Equity in earnings from joint ventures	—	(100)	—	(100)

Net income (loss)	(3,109)	4,587	(33,192)	8,212
Accretion of preferred stock discount and dividend(1)	(3,589)	(3,352)	(7,117)	500
Net income (loss) applicable to common stockholders	$(6,698)	$1,235	$(40,309)	$8,712

EARNINGS PER SHARE:
Basic net income (loss) per common share	$(0.16)	$0.03	$(0.96)	$0.22

Diluted net income (loss) per common share	$(0.16)	$0.02	$(0.96)	$0.19

Weighted average shares outstanding — Basic	42,153	40,175	41,974	39,967

Weighted average shares outstanding — Diluted	42,153	50,315	41,974	46,337

PRO FORMA (NON-GAAP) EARNINGS PER SHARE:
Pro forma (non-GAAP) net income excludes Accretion of preferred stock discount and dividend, Amortization of technology related intangible assets, Litigation defense and settlement costs, one-time contract termination costs, Restructuring charges and FTC legal costs, and gain on sale of the AXSYS product line. Pro forma (non-GAAP) weighted average shares outstanding assumes the conversion of the Series D preferred stock to common stock.
Net income	$3,348	$8,429	$(322)	$13,886

Diluted earnings (loss) per share	$0.04	$0.10	$(0.00)	$0.19

Weighted average shares outstanding — diluted	87,209	86,651	87,203	73,589

(1)
Detail of this amount is provided on the reconciliation of net income (loss) to pro forma (non-GAAP) net income
(2)
These parenthetical references will not be presented in our Form 10-K.

Supplemental information—

	Three Months Ended		Six Months Ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003
Reconciliation of total expenses to pro forma (non-GAAP) total expenses
Total expenses (cost of revenues and operating costs)	$76,315	$76,578	$170,269	$152,942
Adjustments to total expenses (cost of revenues and operating costs)
Amortization of technology related intangible assets	(1,778)	(1,842)	(3,552)	(3,674)
Litigation defense and settlement costs, included in General and Administrative costs	(300)	—	(3,765)	—
Fees associated with the audit committee review, included in General and Administrative costs	(3,089)	—	(3,089)	—
One-time contract termination cost, included in General and Administrative costs	(1,071)	—	(1,071)	—
Restructuring charges and FTC legal costs	(219)	(2,000)	(21,727)	(2,000)
Gain on sale of AXSYS product line, included in Loss (gain) on sales and disposals of assets	—	—	334	—

Pro forma (non-GAAP) total expenses (cost of revenues and operating costs)	$69,858	$72,736	$137,399	$147,268

Reconciliation of net income (loss) to pro forma (non-GAAP) net income
Net income (loss) applicable to common stockholders	$(6,698)	$1,235	$(40,309)	$8,712
Adjustments to net income (loss) applicable to common stockholders
Net effect of adjustments to cost of revenues and operating costs	6,457	3,842	32,870	5,674
Preferred stock discount and dividend accretion	3,589	3,352	7,117	5,952
Gain on conversion of Series B redeemable preferred stock	—	—	—	(6,452)

Pro forma (non-GAAP) net income	$3,348	$8,429	$(322)	$13,886

ASPEN TECHNOLOGY, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands)

	December 31, 2004	June 30, 2004
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$86,887	$107,677
Accounts receivable, net	50,431	50,874
Unbilled services	10,669	15,518
Current portion of long-term installments receivable, net	28,573	25,244
Deferred tax asset	276	31
Prepaid expenses and other current assets	10,297	10,084

Total current assets	187,133	209,428

Long-term installments receivable, net	57,132	65,527
Equipment and leasehold improvements, net	16,355	18,664
Computer software development costs, net	16,998	16,863
Intangible assets, net	30,710	34,307
Purchased intellectual property, net	1,013	1,295
Deferred tax asset	2,619	2,492
Other assets	3,117	3,158

Total assets	$315,077	$351,734

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Current portion of long-term debt	$58,215	$58,595
Accounts payable and accrued expenses	70,206	83,115
Unearned revenue	20,997	18,051
Deferred revenue	26,699	33,462
Deferred tax liability	446	325

Total current liabilities	176,563	193,548

Long-term debt, less current maturities	1,368	1,952
Deferred revenue, less current portion	3,774	5,363
Deferred tax liability	4,242	4,220
Other liabilities	23,516	11,527

Redeemable preferred stock	113,877	106,761
Total stockholders' equity (deficit)	(8,263)	28,363

Total liabilities and stockholders' equity (deficit)	$315,077	$351,734